Filed pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

Supplement dated May 23, 2014

To

Prospectus dated November 1, 2013

This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated November 1, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

This supplement amends the indicated section of the Prospectus as follows:

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Liquidity and Capital Resources” section of the Prospectus is amended by

•	Replacing the second paragraph under the subsection captioned “Credit Facilities” and subheading “Senior Secured Credit Facility” with the following:

The Senior Secured Credit Facility includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $900 million. On April 4, 2014, (the “Increase Date”) pursuant to the JPMorgan Credit Agreement, we entered into an agreement (the “Commitment Increase Agreement”) with JPMorgan Chase Bank, N.A. to increase the aggregate amount of the Senior Secured Credit Facility by $170 million for a total size of $490 million as of the Increase Date.

•	Adding the following new subheading and paragraphs immediately following the subheading “Senior Secured Credit Facility” and immediately preceding the subheading “Total Return Swaps”:

Senior Secured Term Loan Credit Facility

Pursuant to an Omnibus Amendment (the “Amendment”) dated May 19, 2014, the Guarantee and Security Agreement was revised to (among other things) facilitate the incurrence of the senior secured term loan credit facility. On May 20, 2014 we entered into a senior secured term loan credit facility (the “Term Loan Credit Facility” and, together with the Senior Secured Credit Facility, the “Credit Facilities”). The Term Loan Credit Facility provides the Company with a $400 million senior secured term loan (the “Term Loan”). The Term Loan matures in May 2019, bears interest, at the election of the Company, at (i) LIBOR plus 3.25% (with a LIBOR floor of 0.75%), or (ii) an “alternate base rate” (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%) plus 2.25% (with an alternate base rate floor of 1.75%) and has substantially similar terms to our existing Senior Secured Credit Facility.

The Term Loan Credit Facility includes an accordion feature permitting us to expand such facility if certain conditions are satisfied; provided, however, that the aggregate amount of the Term Loan Credit Facility is limited to the amount as determined from time to time which would not cause the covered debt amount (i.e., the Company’s debt under the Credit Facilities, other permitted debt and certain other unsecured debt) to exceed the borrowing/collateral base.

Borrowings under the Credit Facilities are subject to, among other things, a minimum borrowing/collateral base. All portfolio investments directly held by the Company, certain equity interests owned by the Company, and certain accounts of the Company are pledged as collateral under the Credit Facilities. The Credit Facilities require the Company to, among other things (i) make representations and warranties regarding the collateral as well as the Company’s business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Credit Facilities also include default provisions such as (among others) (i) the failure to make timely payments under the Credit Facilities, (ii) the occurrence of a change in control, and (iii) the failure by the Company to materially perform under the operative agreements governing the Credit Facilities, which, if not complied with, could accelerate repayment under the Credit Facilities, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.